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                                                                   EXHIBIT 10.11

               [FORM AGREEMENT FOR 2004 PLAN - EXECUTIVE OFFICERS]
                         [INCENTIVE STOCK OPTION GRANT]
                             STOCK OPTION AGREEMENT

            THIS AGREEMENT is made as of the ____ day of ______ ______, by and between DEVELOPERS DIVERSIFIED REALTY CORPORATION, an Ohio corporation (the "Company"), and _____________________________, an individual (the "Holder").

                              W I T N E S S E T H:

            WHEREAS, the Company desires to provide the Holder with an option to purchase _______________ Common Shares, without par value, of the Company ("Shares"), pursuant to the Company's 2004 Equity-Based Award Plan (the "Plan"); and

            WHEREAS, the Holder desires to accept such option;

            NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto hereby agree as follows:

            1. Grant of Option. The Company does hereby irrevocably grant to the Holder, and the Holder does hereby accept, the right and option (the "Option") to purchase, at the option of the Holder, ______________ Shares at the exercise price per Share of $ ________ and upon and subject to the other terms and conditions hereof and the Plan.

            2. Term of the Option; Vesting. The Option is exercisable, in whole or in part, once vested, in accordance with the following schedule. If the Holder is then employed by the Company, the Option shall vest as follows:

                     Date                             No. of Shares Vesting

                _____________                           _____________

                _____________                           _____________

                _____________                           _____________

Shares for which the Option has become exercisable shall be referred to herein as "Vested Shares," and Shares for which the Option has not become exercisable shall be referred to herein as "Unvested Shares." The Option shall terminate on the tenth anniversary of the date hereof and must be exercised, if at all and to the extent exercisable, on or before such date and shall not thereafter be exercisable, notwithstanding anything herein to the contrary. Notwithstanding anything contained herein to the contrary, it shall be a condition to the Holder's right to exercise the Option with respect to any Vested Shares that there shall have been filed with the Securities and Exchange Commission an effective registration statement on Form S-8 (or such other form as the Company shall deem necessary) with respect to the Shares to be received upon exercise.

            3. Exercise. Subject to the other terms and conditions hereof, the Option shall be exercisable from time to time by written notice to the Company (in the form required by the Company) which shall:

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            (a) state that the Option is thereby being exercised, the number of
            Shares with respect to which the Option is being exercised, each person in whose name any certificates for the Shares should be registered and such person's address and social security number;

            (b) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by anyone other than the Holder, be accompanied by proof satisfactory to counsel for the Company of the right of such person or persons to exercise the Option under the Plan and all applicable laws and regulations; and

            (c) be accompanied by such representations, warranties or agreements with respect to the investment intent of such person or persons exercising the Option as the Company may reasonably request, in form and substance satisfactory to counsel for the Company.

As conditions to the exercise of the Option and the obligation of the Company to issue Shares upon the exercise thereof, the proposed recipient of the Shares shall make any representation or warranty to comply with any applicable law or regulation or to confirm any factual matters reasonably requested by the Company or its counsel.

Upon exercise of the Option and the satisfaction of all conditions thereto, the Company shall deliver a certificate or certificates for Shares to the specified person or persons at the specified time upon receipt of the aggregate exercise price for such Shares by any method of payment authorized by the Plan.

            4. Termination of Option. Upon termination of the Holder's employment with the Company, the Option will be governed by Section 5(b)(6) of the Plan.

            5. Transferability. The Option and the Holder's rights therein are not transferable by the Holder other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Internal Revenue Code or the Employment Retirement Income Security Act of 1974, as amended). The transferee of any Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer.

            6. Taxes. The Holder hereby agrees to pay to the Company, in accordance with the terms of the Plan, any federal, state or local taxes of any kind required by law to be withheld and remitted by the Company with respect to an exercise of the Option. The Holder may satisfy such tax obligation, in whole or in part, by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise of (or the lapse of restrictions relating to) the Option with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise of (or the lapse of restrictions relating to) the Option with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined. If the Holder does not make such payment to the Company, the Company shall have the right to withhold from any payment of any kind otherwise due to the Holder from the Company, any federal, state or local taxes of any kind required by law to be withheld with respect to an exercise of the Option or the Shares which are the subject of such Option.

            7. Deferral. The Holder may, upon exercise of the Option, and in his or her sole discretion, elect to defer the receipt of any Shares to be received as a result of the exercise of the Option. Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to exercise of the Option.

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            8. Subject to the Plan. This Agreement is made and the Option evidenced hereby is granted under and pursuant to, and they are expressly made subject to all of the terms and conditions of, the Plan, notwithstanding anything herein to the contrary. The Holder hereby acknowledges receipt of a copy of the Plan and that the Holder has read and understands the terms and conditions of the Plan.

            9. Intent. The Option is intended to be treated as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code (an "Incentive Stock Option"). The Option shall be construed and exercised consistent with such intention. It is acknowledged that the United States Treasury Department may amend or modify from time to time its regulations governing Incentive Stock Options. Accordingly, it is understood and agreed by the Holder that the Company may amend or modify the Plan and this Agreement in any respect deemed by the Company to be necessary or desirable to comply with such regulations, as amended or modified from time to time or to meet the requirements for an Incentive Stock Option.

            10. Securities Law Compliance. Notwithstanding any provision of this Agreement to the contrary, the Option shall not be exercisable unless, at the time the Holder attempts to exercise the Option, in the opinion of counsel for the Company, all applicable securities laws, rules and regulations have been complied with. The Holder agrees that the Company may impose such restrictions on the Shares as are deemed advisable by the Company, including, without limitation, restrictions relating to listing or trading requirements. The Holder further agrees that certificates representing the Shares may bear such legends and statements as the Company shall deem appropriate or advisable to assure, among other things, compliance with applicable securities laws, rules and regulations.

            11. Investment Representation. The Holder agrees that any Shares which the Holder may acquire by virtue of the Option may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by the Holder unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act of 1933, as amended, with respect to such Shares has become effective so as to permit the sale or other disposition of such Shares by the Holder; or (ii) there is presented to the Company an opinion of counsel satisfactory to the Company to the effect that the sale or other proposed disposition of such Shares by the Holder may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the such Shares under the Securities Act of 1933, as amended.

            12. Rights of the Holder. The granting of the Option shall in and of itself not confer any right on the Holder to continue in the employ of the Company and shall not interfere in any way with the right of the Company to terminate the Holder's employment at any time, subject to the terms of any employment agreement between the Company and the Holder. The Holder shall have no dividend, voting or other rights of a stockholder with respect to the Shares which are subject to the Option prior to the purchase of such Shares upon exercise of the Option and the execution and delivery of all other documents and instruments deemed necessary or desirable by the Company.

            13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent otherwise governed by Federal law.

            IN WITNESS WHEREOF, the parties have subscribed their names hereto as of the date first above written.

                                             DEVELOPERS DIVERSIFIED REALTY
                                             CORPORATION, an Ohio corporation

                                             By: _______________________________
                                                 Name: _________________________
                                                 Title: ________________________

                                             ___________________________________
                                             ___________________